NINTH AMENDMENT TO RECEIVABLES PURCHASE
                                    AGREEMENT


         THIS NINTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of
May 3, 2004 this "Amendment"), is entered into among COMMONWEALTH
FINANCING CORP., a Delaware corporation (the "Seller"), COMMONWEALTH INDUSTRIES, INC., a Delaware corporation ("Commonwealth"), MARKET STREET FUNDING CORPORATION, a Delaware corporation (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the "Administrator").

                                    RECITALS

         1. The Seller, Commonwealth, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of September 29, 1997 (as amended through the date hereof, the "Agreement"); and

         2. The parties hereto desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

         2. Amendment to Agreement. The definition of "Purchase Limit" as set forth in Exhibit I of the Agreement is hereby amended by replacing the number "$80,000,000" with the number "$100,000,000".

         3. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect and are hereby ratified and confirmed in all respects. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

         4. Effectiveness. This Amendment shall become effective as of the date hereof upon (i) receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion and (ii) receipt by the Administrator for the account of the Issuer of an amendment fee payable on the date hereof in an amount equal to $20,000.

         5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law), except to the extent that the validity or perfection of the interests of the Issuer in the Receivables or remedies hereunder in respect thereof are governed by the laws of a jurisdiction other than the State of New York.

         7. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                          (continued on following page)

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                          COMMONWEALTH FINANCING CORP.


                 By:   _______________________________________________________
                 Name: _______________________________________________________
                 Title: ______________________________________________________



                          COMMONWEALTH INDUSTRIES, INC.


                 By:   _______________________________________________________
                 Name: _______________________________________________________
                 Title: ______________________________________________________

                          MARKET STREET FUNDING CORPORATION,
                              as Issuer


                 By:   _______________________________________________________
                 Name: _______________________________________________________
                 Title: ______________________________________________________


                         PNC BANK, NATIONAL ASSOCIATION,
                              as Administrator


                 By:   _______________________________________________________
                 Name: _______________________________________________________
                 Title: ______________________________________________________